RIDGEWORTH FUNDS

Supplement dated March 7, 2012 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

each dated August 1, 2011, as revised

RidgeWorth Emerging Growth Stock Fund (A & I Shares)

On March 1, 2012, the Board of Trustees (the “Board”) of the RidgeWorth Funds (the “Trust”) approved the reorganization of the RidgeWorth Emerging Growth Stock Fund (the “Fund”) into the RidgeWorth Aggressive Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust.

After careful review, the Board determined the reorganization to be in the best interests of the Fund’s shareholders. In making its determination, the Board considered that:

•	the Fund’s investment objective is the same as the Acquiring Fund’s investment objective;

•	the Fund’s contractual advisory fee and 12b-1 fees are the same as those of the Acquiring Fund;

•	the total operating expenses of the Acquiring Fund are lower than those of the Fund;

•	the reorganization is expected to be a tax-free event to shareholders of the Fund; and

•	potential economies of scale are expected to result from the reorganization.

The reorganization is expected to be effective at the close of business on or about April 27, 2012 (the “Reorganization Date”). At that time, each shareholder of the A and I Shares of the Fund will become a shareholder of the Acquiring Fund, and will receive corresponding A and I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization.

Shareholders who wish to redeem shares of the Fund in a taxable transaction prior to the reorganization may do so in accordance with the procedures described in the Fund’s Prospectus.

Effective on the Reorganization Date, all references to the Fund in the Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RFSP – 148